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                                                                    EXHIBIT 99.3
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                         R. R. DONNELLEY & SONS COMPANY



                                 Debt Securities


                               ___________________


                             UNDERWRITING AGREEMENT


                               ___________________




                             Dated November _, 2001


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                         R. R. DONNELLEY & SONS COMPANY

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                              November __, 2001

J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Banc One Capital Markets, Inc.
First Union Securities, Inc.
The Williams Capital Group, L.P.
  c/o Morgan Stanley & Co. Incorporated
  1585 Broadway
  New York, New York 10036

Ladies and Gentlemen:

          From time to time R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the underwriters named in Schedule I to the applicable Pricing Agreement (with respect to each such Pricing Agreement, the "Underwriters") certain of the Company's debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to each such Pricing Agreement, the "Designated Securities"), less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as provided in Section 3 hereof and as may be specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, any Designated Securities to be covered by Delayed Delivery Contracts being herein sometimes referred to as "Contract Securities" and the Designated Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) being herein sometimes referred to as "Underwriters' Securities").

          The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture, as it may be supplemented from time to time (the "Indenture"), identified in such Pricing Agreement.

          1. Introduction. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase any of the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the

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Securities shall be evidenced by the Pricing Agreement with respect to the
Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters, the principal amount of such Designated Securities to be purchased by each Underwriter, whether any of such Designated Securities shall be covered by Delayed Delivery Contracts (as defined in Section 3 hereof) and the commission payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus (or prospectus supplement, as applicable) with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts) and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. Each Pricing Agreement shall be deemed to be an agreement by the Company and the Underwriters to be bound by the terms of this Agreement. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

          2. Representations and Warranties. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) The Company meets all of the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-57807) in the form heretofore delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters and such registration statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto but excluding Form T-1, each as amended at the time such part became effective, being hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission, on or prior to the date of this Agreement (excluding any preliminary prospectus supplement), being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), but prior to or as of the date of such amendment or supplement, and incorporated by reference; any reference to the

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     Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to exclude any statement deemed not to be incorporated by reference therein under Rule 412 of the Act; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities (excluding any preliminary prospectus supplement) in the form in which it is first filed, or transmitted for filing, with the Commission pursuant to Rule 424 under the Act, including any documents incorporated by reference therein as of the date of such filing or transmission);

          (b) The documents incorporated by reference in the Prospectus, at the time they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case after excluding any statement in any such document which does not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 under the Act, and any further documents so filed and incorporated by reference in the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain, in the case of a registration statement which becomes effective under the Act, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of other documents which are filed under the Act or the Exchange Act, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (c) The Registration Statement and the Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company

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     by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Designated Securities;

          (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business which is material to the Company and its subsidiaries considered as one enterprise from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than issuances of common stock pursuant to existing employee benefit or stock option plans, repurchases by the Company of its common stock in the ordinary course of business or conversions of outstanding convertible securities) or long-term debt (other than changes as a result of maturities, sinking fund payments, amortization of debt discount or currency fluctuations) of the Company or any of its subsidiaries or any material adverse change, or any development which will result in a material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise, otherwise than as set forth or contemplated in the Prospectus;

          (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority under such laws to own, lease and operate its properties and to conduct its business as described in the Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction where the character of the business conducted by it or the location of the property owned by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries considered as one enterprise. Each subsidiary of the Company that is a significant subsidiary within the meaning of Rule 1-02 of Regulation S-X under the Act and such other subsidiaries of the Company designated in the list previously furnished to the Representatives by an officer of the Company for the purposes of this Agreement (collectively, the "Subsidiaries") is a corporation duly incorporated and validly existing in good standing under the laws of the state or jurisdiction of its incorporation or formation, and each has corporate power and authority under such laws to own, lease and operate its properties and to conduct its business, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction where the character of the business conducted by it or the location of the property owned by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries considered as one enterprise. The Company, directly or indirectly, owns all of the issued and outstanding voting securities of each of the Subsidiaries, in each case free and clear of any liens, encumbrances and claims;

          (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

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          (g) The Securities have been duly authorized and, when Designated
     Securities are issued, authenticated and delivered against payment of the agreed upon consideration therefor pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and, in the case of any Contract Securities, pursuant to Delayed Delivery Contracts (as defined in Section 3 hereof) with respect to such Contract Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which is substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and, at the Time of Delivery (as defined in Section 3(b)(i) hereof), the Indenture will be duly qualified under the Trust Indenture Act and will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity; and the Securities and the Indenture will conform to the description thereof contained in the Prospectus;

          (h) In the event that any of the Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and, when executed and delivered by the Company and the purchaser named therein, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity; and any Delayed Delivery Contracts will conform to the description thereof in the Prospectus;

          (i) The issue and sale by the Company of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, each of the Delayed Delivery Contracts, if any, this Agreement and any Pricing Agreement with respect to the Designated Securities, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for conflicts, breaches, defaults, liens, charges and encumbrances which would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries considered as one enterprise), nor will such action result in any violation of the provisions of the Certificate or Articles of Incorporation, as amended, or the By-Laws of the Company or any of its subsidiaries or any statute, order, rule or regulation applicable to the Company or any of its subsidiaries of any court or of any Federal, state or other regulatory authority or other governmental body having jurisdiction over the Company or any of its subsidiaries; no authorization, approval, consent, registration, qualification or order of or with any court or any such regulatory authority or other governmental agency or body is required for issue and sale

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     of the Designated Securities by the Company or the consummation by the
     Company of the other transactions contemplated by this Agreement or any Pricing Agreement or the Indenture or any Delayed Delivery Contracts, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

          (j) Except as set forth in the Prospectus, there are no actions, suits or proceedings before or by any court or governmental agency or body, domestic or foreign, pending or, to the knowledge of the Company, threatened against or, to the knowledge of the Company, affecting the Company or any of its subsidiaries which are, individually or in the aggregate, reasonably expected to result in any material adverse change in the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise, or which are reasonably expected to materially and adversely affect the consummation by the Company of this Agreement or the issuance and sale by the Company of any of the Designated Securities; and there are no contracts or exhibits required by the Act or by the rules and regulations of the Commission thereunder to be filed with the Registration Statement or required to be described or incorporated by reference in the Registration Statement or the Prospectus which are not filed, incorporated by reference or described as required;

          (k) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

          (l) Arthur Andersen LLP, who are reporting upon the audited financial statements and schedules included or incorporated by reference in the Registration Statement, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (m) The consolidated financial statements included or incorporated by reference in the Registration Statement present fairly in all material respects the financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of the operations and cash flows of the Company and its subsidiaries for the periods specified. Such financial statements (except as disclosed in the notes thereto or otherwise stated therein) have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved. The financial statement schedules, if any, included in the Registration Statement present fairly in all material respects the information required to be stated therein. The selected financial data included in the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement. The pro forma financial statements and other pro forma financial information, if any, included or incorporated by reference in the Registration Statement present fairly in all material respects the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma bases described

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     therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein;

          (n) Neither the Company nor any of the Subsidiaries is in violation of its charter or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, other than defaults (considered in the aggregate) which do not have, or which would not reasonably be expected to result in, a material adverse effect on the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise;

          (o) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by the appropriate Federal, state or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit, with such exceptions as would not, singly or in the aggregate, materially and adversely affect the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise;

          (p) The Company has complied and will comply with the provisions of Florida H.B. 1771 codified as Section 517.075 of the Florida Statutes, 1987, as amended, and all regulations promulgated thereunder related to issuers doing business in Cuba;

          (q) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended;

          (r) No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Prospectus; and

          (s) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or

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     contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, considered as one enterprise except as set forth in or contemplated in the Prospectus. Except as set forth in the Prospectus or as may not, individually or in the aggregate, reasonably be expected to result in any material adverse change in the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise, neither the Company nor any of the subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

          3. Purchase and Sale. (a)(i) Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities that are Underwriters' Securities, the several Underwriters propose to offer the Underwriters' Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

          (ii) The Company may specify in Schedule II to the Pricing Agreement applicable to any Designated Securities that the Underwriters are authorized to solicit offers to purchase Designated Securities from the Company pursuant to delayed delivery contracts (herein called "Delayed Delivery Contracts"), substantially in the form of Annex II attached hereto but with such changes therein as the Representatives and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the Time of Delivery (as defined in subsection
(b)(i) below), such commission as may be set forth in such Pricing Agreement. Delayed Delivery Contracts, if any, are to be with institutional investors of the types described in the Prospectus and subject to other conditions therein set forth. The Underwriters will not have any responsibility in respect of the validity or performance of any Delayed Delivery Contracts.

          (iii) The principal amount of Contract Securities to be deducted from the principal amount of Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the principal amount of Contract Securities which the Company has been advised by the Representatives have been attributed to such Underwriter; provided, that, if the Company has not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount of Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the total principal amount of the Designated Securities (rounded as the Representatives may determine to the nearest $1,000 principal amount). The total principal amount of Underwriters' Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the total principal amount of Designated Securities set forth in Schedule I to such Pricing Agreement less the principal amount of the Contract Securities. The Company will deliver to the Representatives not later than 3:30 p.m., New York time, on the second business day preceding the Time of Delivery specified in the applicable Pricing Agreement (or such other time and date as the

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Representatives and the Company may agree upon in writing) a written notice setting forth the principal amount of Contract Securities.

          (b)(i) Underwriters' Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, or in the form of a global certificate representing all such Underwriters' Securities, if the related Pricing Agreement so provides, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor to the order of the Company by wire transfer in same day funds as specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

          (ii) Concurrently with the delivery of and payment for the Underwriters' Securities, the Company will deliver to the Representatives for the accounts of the Underwriters by wire transfer in same day funds payable to the order of the party designated in the Pricing Agreement relating to such Securities in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3(a) hereof and in the Pricing Agreement relating to such Securities.

          4. Certain Covenants of the Company. The Company covenants and agrees with each Underwriter as follows:

          (a) To file with the Commission pursuant to Rule 424 of the Act the Prospectus as amended or supplemented substantially in the form furnished to the Representatives prior to the execution of the Pricing Agreement and to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities without furnishing to the Representatives a copy of such amendment or supplement a reasonable time before the filing thereof and obtaining the consent of the Representatives to such filing, which consent may not be unreasonably withheld or delayed; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and to furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus or any amended Prospectus has been filed or transmitted for filing, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information, and in the event of the

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issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution; provided, that, in connection therewith the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any jurisdiction;

          (c) To furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of such Securities, and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter, and to any dealer in securities, as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) To make generally available to its security holders, as soon as practicable, but in any event not later than eighteen months after the date of the Pricing Agreement for such Designated Securities, an earnings statement of the Company and its subsidiaries (which need not be audited) complying with
Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

          (e) During the period beginning from the date of the Pricing Agreement for any Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives, and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company (other than such Designated Securities) which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives; and

          (f) If and to the extent specified in Schedule II of the Pricing Agreement, to use its best efforts to cause any Designated Securities to be duly authorized for listing on the New York Stock Exchange or any other exchange and to be registered under the Exchange Act subject to notice of official issuance and a notice of satisfactory distribution of the Designated Securities.

         5. Payment of Expenses. (a) The Company will pay and bear all costs and
            -------------------
expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the Preliminary Prospectus, any preliminary prospectus supplement, the Prospectus and the Prospectus as amended or supplemented (and any amendments or supplements to the foregoing documents), and the cost of furnishing copies thereof to the Underwriters, (ii) the preparation, printing and distribution of this Agreement, any Pricing Agreements, the Indenture, the Designated Securities, any Delayed Delivery Contracts, the Blue Sky Survey and the Legal Investment Survey, if any, (iii) the delivery of the Designated Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the fees and disbursements of counsel for the Underwriters in connection with the Blue Sky Survey and the Legal Investment Survey, if any,
(vi) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities, (vii) any fees charged by rating agencies for rating the Designated Securities, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Designated Securities, and (ix) the expenses, if any, of listing the Designated Securities on the New York Stock Exchange or any other exchange. It is understood, however, that, except as provided in this Section, Section 7, Section 8 and Section 10
                                          ---------  ---------     ----------
hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

         (b) If this Agreement or any Pricing Agreement is terminated by the Representatives in accordance with the provisions of Section 6 or l0(a)(iv), the
                                                     ---------    --------
Company will reimburse the Underwriters for all their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         6. Conditions of Underwriters' Obligations. The obligations of the
            ---------------------------------------
Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the date of execution of the Pricing Agreement and the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

         (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives;

         (b) Winston & Strawn, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the good standing of the Company, the validity of the Indenture, the Designated Securities, the Delayed Delivery Contracts, if any, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of Illinois and the federal law of the United States and the corporate law of the State of Delaware, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials;

                  (c) Monica M. Fohrman, Senior Vice President, General Counsel and Secretary of the Company, shall have furnished to the Representatives her written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                  (i) Each of the Subsidiaries is a corporation duly incorporated and validly existing in good standing under the laws of the state or jurisdiction of its incorporation or formation, and each of the Subsidiaries has full corporate power and authority under such laws to own, lease and operate its properties and to conduct its business as described in the Prospectus as amended or supplemented;

                  (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                  (iii) The Company, directly or indirectly, owns all of the issued and outstanding voting securities of each of the Subsidiaries, in each case free and clear of any liens, encumbrances and claims of which such counsel has knowledge;

                  (iv) The Company and each of the Subsidiaries is a corporation duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the property owned by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, considered as one enterprise;

                  (v) To such counsel's knowledge and other than as set forth in the Prospectus, there are no actions, suits or proceedings before or by any court or governmental agency or body, domestic or foreign, pending or threatened against or affecting the Company or any of its subsidiaries which are, individually or in the aggregate, reasonably expected to result in any material adverse change in the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise, or which are reasonably expected to materially and adversely affect the consummation of this Agreement or the issuance and sale by the Company of the Designated Securities; and to such counsel's knowledge, there are no contracts or exhibits required by the Act or by the rules and regulations of the Commission thereunder to be filed with the Registration Statement or required to be described or incorpordted by reference in the Registration Statement or the Prospectus as amended or supplemented which are not filed, incorporated by reference or described as required;

                (vi) The issue and sale by the Company of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, each of the Delayed Delivery Contracts, if any, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not, to the knowledge of such counsel, result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of the subsidiaries of the Company under, any agreement or instrument to which the Company or any of the subsidiaries of the Company is a party or by which the Company or any of the subsidiaries of the Company may be bound or to which any of the property or assets of the Company or any of the subsidiaries of the Company is subject (except for conflicts, breaches, defaults, liens, charges and encumbrances which would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, considered as one enterprise); nor will such action result in any violation of the provisions of the Certificate or Articles of Incorporation, as amended, or the By-Laws of any of the subsidiaries of the Company or, to such counsel's knowledge, any statute or order, rule or regulation applicable to any of the subsidiaries of the Company of any court or of any federal, state or other regulatory authority or other governmental body having jurisdiction over any of the subsidiaries of the Company;

                (vii) Nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement or any amendment thereof (other than the Form T-1 and the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) as of its date, or as amended or supplemented at the Time of Delivery, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                (viii) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no opinion), at the respective time such documents were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the applicable rules and regulations of the Commission thereunder, and nothing has come to the attention of such counsel to cause such counsel to believe that any of such documents (other than the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no opinion), when they were so filed, in the case of a registration statement which became effective under the Act, contained any untrue statement of a material fact or omitted to state a material fact required to be stated
     therein or necessary to make the statements therein not misleading and, in the case of other documents which were filed under the Exchange Act with the Commission, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading, in each case after excluding any statement in any such document which does not constitute part of the Registration Statement or the Prospectus as amended or supplemented pursuant to Rule 412 under the Act;

and to such further effect with respect to other legal matters relating to this Agreement and the sale of the Designated Securities hereunder as counsel for the Underwriters may reasonably request;

               (d) Sidley Austin Brown & Wood, counsel for the Company, shall have furnished to the Representatives their written opinion dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware and the Company has full corporate power and authority under such laws to own, lease and operate its properties and to conduct its business as described in the Prospectus as amended or supplemented;

               (ii) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

               (iii) In the event that any of the Designated Securities are to be purchased pursuant to Delayed Delivered Contracts, each of such Delayed Delivery Contracts that has been executed by the Company has been duly authorized, executed and delivered by the Company and, assuming such contracts have been duly executed and delivered by the institutional purchaser named therein, constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium fraudulent conveyance or other laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

               (iv) The Designated Securities have been duly authorized by the Company; when the Underwriters' Securities have been duly executed and delivered in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement and the applicable Pricing Agreement, will constitute legal, valid and binding obligations of the Company entitled to the benefits provided by the Indenture and will be enforceable against the Company in accordance with their terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and when the Contract Securities, if any, have been duly executed and delivered in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement and the applicable Delayed Delivery Contracts, if any, will constitute legal, valid and binding obligations of the Company entitled to the benefits provided by the Indenture and will be enforceable against the Company in accordance with their terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law);

         (v) The Indenture has been duly authorized, executed and delivered by the Company, is substantially in the form filed as an Exhibit to the Registration Statement, and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Indenture has been duly qualified under the Trust Indenture Act;

         (vi) The issue and sale by the Company of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, each of the Delayed Delivery Contracts, if any, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or, to such counsel's knowledge, any statute, order, rule or regulation applicable to the Company of any court or of any federal, state or other regulatory authority or other governmental body having jurisdiction over the Company; and no authorization approval, consent, registration, qualification or order of or with any such court or any such regulatory authority or other governmental agency or body is required for the issue and sale of the Designated Securities by the Company or the consummation by the Company of the other transactions contemplated by this Agreement or such Pricing Agreement or the Indenture or any of such Delayed Delivery Contracts, except such as have been obtained under the Act and the Trust Indenture Act and such authorizations, approvals, consents, registrations or qualifications or orders as may be required under the securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Designated Securities by the Underwriters;

         (vii) The Registration Statement has become effective under the Act; and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission;

         (viii) At the time the Registration Statement became effective, the Registration Statement complied, and at the Time of Delivery the Prospectus complied (other than, in each case, the Form T-1 and the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) as to form in all material respects with the requirements of the Act and the applicable rules and regulations thereunder; the Designated Securities and the Indenture conform as to legal matters in all material respects to the descriptions thereof contained in the Prospectus as amended and supplemented and the information in the Prospectus and the Prospectus as amended or supplemented under the caption "Description of Debt Securities" or a comparable caption describing the Designated Securities, to the extent that such statements constitute summaries of certain provisions of the Designated Securities and the Indenture, have been reviewed by such counsel and are correct in all material respects; nothing has come to the attention of such counsel to cause such counsel to believe that the Registration Statement or any amendment thereof (other than the Form T-1 and the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) at the time it became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as amended or supplemented (other than the financial statements and related schedules and other financial and statistical data therein, as to which such counsel need express no opinion) as of its date, or as amended or supplemented at the Time of Delivery, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (ix) Any discussion of the federal income tax consequences relating to the purchase and holding of any Designated Securities which are original issue discount securities as set forth under the applicable caption in the Prospectus as amended or supplemented relating to any such Designated Securities, to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct in all material respects;

and to such further effect with respect to other legal matters relating to this Agreement and the sale of the Designated Securities hereunder as counsel for the Underwriters may reasonably request. Such counsel may also state, that insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials, which certificates, if any, shall be delivered to the Representatives;

                  (e) At the Time of Delivery, the Registration Statement and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein in accordance with the Act and the rules and regulations of the Commission thereunder and in all material respects shall conform to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and neither the Registration Statement nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

           (f)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, considered as one enterprise, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

           (g) On the date of the Pricing Agreement for such Designated Securities and at the Time of Delivery for such Designated Securities, the Representatives and the Company shall have received signed letters from each of the public accounting firms referred to in Annex III hereto dated the date of the Pricing Agreement for such Designated Securities and the Time of Delivery of such Designated Securities to the effect set forth in Annex III hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance reasonably satisfactory to the Representatives;

           (h) Between the date of the Pricing Agreement relating to the Designated Securities and the Time of Delivery, (i) no downgrading shall have occurred in the rating accorded to any of the Company's debt securities by Moody's Investor Service, Inc., Standard & Poor's Corporation or Duff and Phelps, Inc. and (ii) no such organization shall have publicly announced that it proposes to withdraw or has under surveillance or review with possible negative implications its rating of any of the Company's debt securities;

           (i) All proceedings taken at or prior to the Time of Delivery in connection with the authorization, issue and sale of the Designated Securities shall be reasonably satisfactory in form and substance to the Representatives and to counsel for the Underwriters, and such counsel shall have been furnished with all such documents, certificates and opinions as they may reasonably request for the purpose of enabling them to pass upon the matters referred to in subsection (b) of this Section 6 and in order to evidence the accuracy of any of
                       ---------
the representations, warranties or statements, the performance of any covenants of the Company or the compliance with any of the conditions herein contained; and

           (j) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate of the Chairman of the Board, the President or a Vice President, and the Secretary or an Assistant Secretary of the Company dated as of the Time of Delivery and satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section
                                                                         -------
6, and as to such other matters as the Representatives may reasonably request,
-
such certificate to be based upon knowledge or belief as to proceedings initiated or threatened referred to in subsection (a) and as to the matters set forth in subsection (f).

           If any of the conditions specified in this Section 6 shall not have
                                                      ---------
been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by the Representatives on notice to the Company at any time at or prior to the Time of Delivery, and such termination shall be without liability of any party to any other party, except as provided in Section
                                                                         -------
5. Notwithstanding any such termination, the provisions of Sections 7, 8 and 9
-                                                          ----------  -     -
shall remain in effect.

           7. Indemnification. (a) The Company agrees to indemnify and hold
              ---------------
harmless each Underwriter (including specifically each person who may be substituted for an Underwriter as provided in Section 11 hereof) and each
                                              ----------
person, if any, who controls any Underwriter within the meaning of Section 15 of the Act as follows:

           (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of material fact contained in the Registration Statement (or any amendment thereto) and all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus, any preliminary prospectus supplement, any Prospectus or any Prospectus as amended or supplemented (or any amendment or supplement to any of the foregoing documents) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

           (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

           (iii) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by the Representatives (except to the extent otherwise expressly provided in Section 7(c))),
                                                           -----------
     reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

provided, however, that this indemnity does not apply to any loss, liability,
--------  -------
claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus, any preliminary prospectus supplement, any Prospectus, any Prospectus as amended or supplemented (or any amendment or supplement to any of the foregoing documents); and provided,
                                                                --------
further, that the foregoing indemnity with respect to any untrue statement or
-------
alleged untrue statement contained in or any omission or alleged omission from any Preliminary Prospectus or any preliminary prospectus supplement shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, liability, claim, damage or expense purchased any of the Designated Securities that are the subject thereof if such person was not sent or given a copy of the Prospectus (or the Prospectus as amended or supplemented) (in each case exclusive of the documents from which information is incorporated by reference) at or prior to the written confirmation of the sale of such Designated Securities to such Person and the untrue statement or alleged untrue statement contained in or the omission or alleged omission from such Preliminary Prospectus or preliminary prospectus supplement was corrected in the Prospectus (or the Prospectus as amended or supplemented) unless the failure to send or give a copy of the Prospectus (or the Prospectus as amended or supplemented) to such person results from the Company's failure to comply with its obligations under Section 4(c) hereof.
      ------------

           (b) Each Underwriter (including specifically each person who may be substituted for an Underwriter as provided in Section 11 hereof) severally, but
                                              ----------
not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act, from and against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a), as incurred, but only with
                                        ------------
respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Preliminary Prospectus, preliminary prospectus supplement, Prospectus or Prospectus as amended or supplemented (or any amendment or supplement to any of the foregoing documents), in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such Preliminary Prospectus, preliminary prospectus supplement, Prospectus, Prospectus as amended or supplemented (or any amendment or supplement to any of the foregoing documents).

           (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this
Section 7 except to the extent it has been prejudiced in any material respect by
---------
such failure or from any liability it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant in such action, which approval shall not be unreasonably withheld; provided, that, if such indemnified party or
--------  ----
parties reasonably determine that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party or parties, then such indemnifying party or parties shall not be entitled to assume such defense. If the indemnifying party or parties are not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, counsel for the indemnifying party or parties shall be entitled to conduct the defense of such indemnifying party or parties and counsel for the indemnified party or parties shall be entitled to conduct the defense of such indemnified party or parties. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses for counsel for the indemnified parties incurred thereafter in connection with such action. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

           8. Contribution. If the indemnification provided for in Section 7 is
              ------------                                         ---------
unavailable or insufficient to hold harmless an indemnified party thereunder, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) of Section 7, (i) in such proportion as is
                                        ---------
appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Designated Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Designated Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus as amended or supplemented. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8 were
                                                                  ---------
to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this Section 8. The amount paid by an
                                          ---------
indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 8 shall be deemed to include
                                          ---------
any legal or other expenses reasonably incurred by such indemnified party in connection with investigation, preparing to defend or defending against any action or claim which is the subject of this Section 8. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any
                   ---------
amount in excess of the amount by which the total price at which the Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8 to contribute
                                                         ---------
are several in proportion to their respective underwriting obligations and not joint. Each party entitled to contribution agrees that upon commencement against it of any action in respect to which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have hereunder or otherwise, except to the extent it has been prejudiced in any material respect by such failure or from any liability it may have otherwise than on account of this contribution agreement

           9.   Representations, Warranties and Agreements to Survive Delivery.
                --------------------------------------------------------------
The respective representations, warranties, indemnities, agreements and other statements of the Company or its officers set forth in or made pursuant to this Agreement and the Pricing Agreement and the indemnity and contribution agreements of the Underwriters contained in Section 7(b) and Section 8 hereof
                                            ------------     ---------
will remain operative and in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Company, or any officer or director or controlling person of the Company, or any Underwriter, or any controlling person of any Underwriter, and will survive delivery of and payment for the Designated Securities.

           10.  Termination of Pricing Agreement. (a) The Representatives may
                --------------------------------
terminate the Pricing Agreement with respect to Designated Securities, by notice to the Company, (i) if trading in any securities of the Company has been suspended by the Commission or the National Association of Securities Dealers, Inc., or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority,
(ii) if a banking moratorium has been declared by either federal or New York authorities, or a material disruption in commercial banking (including the Federal Funds wire transfer system) or securities settlement or clearance services in the United States shall have occurred, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities including the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have been such a material adverse change in general economic, political, or financial conditions, the result of which, in the case of clauses (i)-(iv), makes it (or in the case of clause
(iv), the effect of international conditions on the financial markets in the United States shall be such that), in the Representatives' good faith judgment, impracticable to market the Designated Securities on the terms and in the manner contemplated by the Prospectus or to enforce contracts for the sale of the Designated Securities.

           (b) If any Pricing Agreement with respect to Designated Securities is terminated pursuant to this Section 10, such termination shall be without
                            ----------
liability of any party to any other party, except to the extent provided in
Section 5 hereof. Notwithstanding any such termination, the provisions of
---------
Sections 7, 8 and 9 shall remain in effect.
-------------     -

           11. Default. (a) If any Underwriter shall default in its obligations
               -------
to purchase the Underwriters' Securities which it has agreed to purchase under the Pricing Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which may thereby be made necessary. The term "Underwriter" as used in this
                                               -----------
Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

           (b) If after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed ten percent (10%) of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Underwriters' Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Underwriters' Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

           (c) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of

Underwriters' Securities which remains unpurchased exceeds ten percent (10%) of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Underwriters' Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 5 hereof and the indemnity and contribution
                            ---------
agreements in Section 7 and Section 8 hereof; but nothing herein shall relieve a
              ---------     ---------
defaulting Underwriter from liability for its default.

               (d) If any Pricing Agreement shall be terminated pursuant to subsection (c) of this Section 11, the Company shall not then be under any
                       ----------
liability to any Underwriter with respect to Designated Securities covered by such Pricing Agreement, except as provided in Section 5, Section 7 and Section 8
                                              ---------  ---------     ---------
hereof; but, if for any other reason the Underwriters' Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities, except as provided in Section 5,
                                                             ---------
Section 7 and Section 8 hereof.
---------     ---------

               12. Notices. All statements, requests, notices, agreements or
                   -------
other communications hereunder shall be in writing or by telegram if promptly confirmed in writing and if to the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be sufficient in all respects if delivered or sent by registered mail to the address of the Company set forth in the Registration Statement, Attention:
Secretary.

               13. Parties. This Agreement and each Pricing Agreement shall be
                   -------
binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 7, 8 and 9 hereof, the officers and
                               ----------  -     -
directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

               14. Representation of Underwriters. In all dealings hereunder,
                   ------------------------------
the Representatives of the Underwriter of Designated Securities shall act on behalf of each such Underwriter, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

               15. Information Furnished by Underwriters. The Underwriters will
                   -------------------------------------
provide a separate letter which will constitute the only written information furnished by or on behalf of any

Underwriter referred to in subsections (b) and (c) of Section 2 hereof and in
                                                      ---------
subsections (a) and (b) of Section 7 hereof.
                           ---------

               16. Time of Essence. Time shall be of the essence of each Pricing
                   ---------------
Agreement.

               17. Governing Law. This Agreement and each Pricing Agreement
                   -------------
shall be governed by, and construed in accordance with the laws of the State of New York.

               18. Counterparts. This Agreement and each Pricing Agreement may
                   ------------
be executed by any one or more of the parties hereto or thereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

               19. Consent. The Company and the Underwriters acknowledge that
                   -------
Winston & Strawn, which is acting as counsel to the Underwriters in connection with the offer and sale of the Securities, also acts as counsel from time to time to the Company and certain of its affiliates in connection with unrelated matters. The Company and the Underwriters consent to Winston & Strawn so acting as counsel to the Underwriters.

                                    ********

               If the foregoing is in accordance with your understanding please sign and return to us four counterparts hereof.

                                                Very truly yours,

                                                R. R. DONNELLEY & SONS COMPANY


                                                By: ___________________________
                                                Title:

Accepted as of the date
first above written:

J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Bane One Capital Markets, Inc.
First Union Securities, Inc.
The Williams Capital Group, L.P.

By: Morgan Stanley & Co. Incorporated

By: ___________________________________
Title:

                                                                         Annex I

                                Pricing Agreement

                                 _________, 20__



[Name of Representative]
As Representative of the several Underwriters
        named in Schedule I hereto
[Address of Representative]


Dear Sirs:

               R. R. DONNELLEY & SONS COMPANY (the "Company") proposes, subject
                                                    -------
to the terms and conditions stated herein and in the Underwriting Agreement,
dated    , 2001 (the "Underwriting Agreement"), between the Company on the one
                      ----------------------
hand and [Name of Representative] on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities
                                              ------------
specified in Schedule II hereto (the "Designated Securities") [less the
                                      ---------------------
principal amount of Designated Securities covered by delayed delivery contracts ("Delayed Delivery Contracts") as provided below (such Designated Securities
  --------------------------
covered by Delayed Delivery Contracts being hereinafter referred to collectively as "Contract Securities")]. Each of the provisions of the Underwriting Agreement
    -------------------
is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Pricing Agreement to the same extent as if such provision has been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation and warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

               An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed, or in the case of a supplement mailed for filing, with the Commission.

               [None of the Designated Securities are to be purchased from the Company pursuant to Delayed Delivery Contracts.]

               [The Company hereby authorizes the Underwriters to solicit offers to purchase Designated Securities from the Company pursuant to Delayed Delivery Contracts, substantially in the form of Schedule III attached hereto but with such changes therein as you and the Company may authorize or approve. The Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to you, for the accounts of the Underwriters, at the Time of Delivery, a commission of____ % of the principal amount of Designated Securities for which Delayed Delivery Contracts have been made. Delayed Delivery Contracts are to be with institutional investors of the types mentioned in the [final paragraph] under the caption "Plan of Distribution" in
                                                      --------------------
the Prospectus and subject to other conditions therein set forth. The Company will enter into a Delayed Delivery Contract in each case arranged by the Underwriters where the Company has advised you of its approval of the proposed sale of Contract Securities to the purchaser thereunder; provided, however, that
                                                         --------  -------
the minimum principal amounts of Designated Securities covered by any Delayed Delivery Contract with any purchaser or any Delayed Delivery Contract with affiliated purchasers shall be $____________ and the aggregate principal amounts of Designated Securities covered by Delayed Delivery Contracts shall not exceed $______________ unless the Company shall otherwise agree in writing. However, if the aggregate principal amount of Designated Securities requested for delayed delivery is less than $_________________ , the Company will have the right to reject all requests. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts.]

               [The amount of Contract Securities to be deducted from the principal amount of Designated Securities to be purchased by each Underwriter as set forth in Schedule I hereto shall be, in each case, the amount of Contract Securities which the Company has been advised by you have been attributed to such Underwriter, provided, that, if the Company has not been so advised, the
                  --------  ----
amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount of Designated Securities to be purchased by such Underwriter under this Agreement bears to the total principal amount of the Designated Securities (rounded as you may determine to the nearest $1,000 principal amount). The total principal amount of Designated Securities to be purchased by all the Underwriters shall be $___________ less the principal amount of the Designated Securities covered by Delayed Delivery Contracts. The Company will deliver to you not later than 3:30 p.m., New York time, on the business day preceding the Time of Delivery (or such other time and date as you and the Company may agree upon in writing) a written notice setting forth the principal amount of Designated Securities covered by Delayed Delivery Contracts.]

               Subject to the terms and conditions set forth herein and in the Underwriting Agreement, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at a purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, less such Underwriter's portion of Contract Securities determined as provided in the preceding paragraph.

               If the foregoing is in accordance with your understanding, please sign and return to us four counterparts, hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the

Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters on the one hand and the Company on the other. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which shall be supplied to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                            Very truly yours,

                                            R.R. DONNELLEY & SONS COMPANY


                                            By: __________________________
                                            Title: _______________________

Accepted as of the date hereof:

By: [Name of Representative]


         By: ___________________________
         Title: ______________________

On behalf of each of the Underwriters

                                   SCHEDULE I

                                                                       Principal
                                                                       Amount of
                                                                      Designated
                                                                      Securities
                                                                           to be
Underwriter                                                            Purchased
-----------                                                            --------


[Names of Underwriters]............





                                                                       _________
Total.....................                                             $

                                   SCHEDULE II
                              Designated Securities

Title of Designated Securities:
          [%] [Floating Rate] [Extendable] [Sinking Fund] [Zero Coupon] [Notes] [Debentures], due

Aggregate principal amount:

          $

Price to Public:

                    % of the principal amount of the Designated Securities, plus accrued interest, if any, from to the Time of Delivery [and accrued amortization, if any from to the Time of Delivery].

 Purchase Price by Underwriters:

                    % of the principal amount of the Designated Securities, plus accrued interest, if any, from to the Time of Delivery [and accrued amortization, if any from to the Time of Delivery].

 Specified funds for payment of purchase price or delayed delivery commission:

                [New York Clearing House] [same day] funds

 Indenture:

          Indenture, dated as of        , between the Company        and       ,
 as Trustee.

 Maturity:


 Interest Rate:

          [%] [Zero Coupon] [See Floating Rate Provisions]

 Interest Payment Dates:

          [Months and dates]


 Record Dates for Interest Payments:

          [Months and dates]

 Redemption Provisions:

          [No provisions for redemption]

          [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the
          amount of $     or an integral multiple thereof,
          [on or after       , at the following redemption prices (expressed as
          percentages of the principal amount). If [redeemed on or before , and if] redeemed during the 12-month period beginning

                                               Redemption
                Year                             Price
                ----                             -----






          and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

          [on any interest payment date falling in or after      ,      at the
          election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

          [other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

          [Restrictions on refunding]

Sinking Fund Provisions:

          [No sinking fund provisions]

          [The Designated Securities are entitled to the benefit of a sinking
          fund to retire $      principal amount of        Designated Securities
          on       in each of the years through     at 100% of their principal
          amount plus accrued interest] [, together with [cumulative] [non-cumulative] redemptions at the option of the Company to retire an
          additional $       principal amount of Designated Securities in the
          years       through       at 100% of their principal amount plus
          accrued interest].

[If Designated Securities are extendable debt Securities, insert Extendable provisions:

          Designated Securities are repayable on       ,[insert date and years],
          at the option of the holder, at their principal amount with accrued
          interest. Initial annual interest rate will be       % and thereafter
          annual interest rate will be adjusted on       ,        and to a rate
          not less than       % of the effective annual interest rate on U.S.
          Treasury
     obligations with   -year maturities as of the [insert date 15 days prior to
     maturity date] prior to such [insert maturity date].]

[If Designated Securities are Floating Rate Debt Securities, insert-

Floating rate provisions:

     [Insert applicable terms]


                                  MISCELLANEOUS

Time of Delivery:

     [Time and date], 20__

Closing Location:

Delayed Delivery:

     [None] [Underwriters' commission shall be      % of the principal amount of
     Designated Securities for which Delayed Delivery Contracts have been
     entered into. Such commission shall be payable to the other of       ]

Names and addresses of Representatives:

     Designated Representatives:


     Address for Notices, etc.:


[Other Terms]:

_________________

     A description of particular tax, accounting or other unusual features of the Securities should be set forth, or referenced to an attached and
                                                             --------
     accompanying description, if necessary to the issuer's understanding of the
     ------------
     transaction contemplated. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

                                                                        Annex II

                            DELAYED DELIVERY CONTRACT

R. R. DONNELLEY & SONS COMPANY
[Name and address of Representative(s)]
Attention:

Dear Sirs:

     The undersigned hereby agrees to purchase from R. R. Donnelley & Sons Company (hereinafter called the "Company"), and the Company agrees to sell to
                                 -------
the undersigned: $      principal amount of the Company's [Title of Designated
Securities] (hereinafter called the "Designated Securities"), offered by the
                                     ---------------------
Prospectus of the Company dated        , 20 as amended or supplemented, receipt
of a copy of which is hereby acknowledged at a purchase price of % of the principal amount thereof, plus accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth in this contract.

  [The undersigned will purchase the Designated Securities from the Company on
        ,20_ (the "Delivery Date") and interest on the Designated
  Securities so purchased wili accrue from       , 20 _.]

     [The undersigned will purchase the Designated Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:

                                Principal                Date from Which
Delivery Date                   Amount                   Interest Accrues
-------------                   ------                   ----------------

   ,20                          $                                    , 20
   ,20                          $                                    , 20

Each such date on which Designated Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date".]
                              -------------

     Payment for the Debt Securities which the undersigned has agreed to purchase on [the] [each] Delivery Date shall be made to the Company or its order by wire transfer in same day funds to a bank account specified by the Company on [the] [such] Delivery Date (or in such other funds and/or at such other place as the Company and the undersigned may agree upon in writing), upon delivery to the undersigned of the Designated Securities then to be purchased by the undersigned in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than two full business days prior to [the] [such] Delivery Date.

     The obligation of the Company to sell and of the undersigned to take delivery of and make payment for the Designated Securities on [the] [each] Delivery Date shall be subject to the condition[s] that the purchase of the Designated Securities to be made by the undersigned shall not on [the] [such] Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject [and the Company, on or before
     , 20 , shall have sold to the several Underwriters (the "Underwriters")
                                                              ------------
pursuant to the Pricing Agreement dated    , 20 , between the Company and the
Underwriters, an aggregate principal amount of Designated Securities equal to
$     , minus the aggregate principal amount of Designated Securities covered by this contract and other contracts similar to this contract]. The obligation of the undersigned to take delivery of and make payment for the Designated Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for the Designated Securities pursuant to other contracts similar to this contract.

     [The undersigned understands that the Underwriters are also purchasing Designated Securities from the Company, but that the obligations of the undersigned hereunder are not contingent on such purchases.] Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below a notice to such effect, accompanied by a copy of the Opinion of Counsel for the Company delivered to the Underwriters in connection therewith.

     By the execution hereof, the undersigned represents and warrants to the Company that (1) its investment in the Designated Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject, (2) all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Designated Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase and (3) upon the acceptance hereof by the Company and the mailing or delivery of a copy hereof as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     This contract shall be governed by the laws of the State of New York.

     This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     It is understood [that the Company will not accept Delayed Delivery Contracts for an aggregate principal amount of the Debt Securities in excess of
$      and] that the acceptance of any Delayed Delivery Contract (including this contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such copy is so mailed or delivered.

                                                Yours very truly,


                                                _______________________________
                                                      (Name of Purchaser)

                                                By_____________________________
                                                      (signatures)
                                                       ----------

                                                ________________________________
                                                      (Name and Title)



                                                ________________________________
                                                            (address)

Accepted
        , 20



R R. DONNELLEY & SONS COMPANY

By____________________
Title:________________

                                                                       Annex III

             A. Pursuant to Section 6(g) of the Underwriting Agreement, Arthur Andersen LLP, or such other independent accountants for the Company as appropriate, shall furnish letters to the Underwriters to the effect that:

             (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the Exchange Act and the applicable published rules and regulations thereunder, and no information as to them is required to be furnished pursuant to Item 509 of Regulation S-K;

             (ii) In their opinion, the financial statements and any supplementary financial information and schedules of the Company examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form with the applicable accounting requirements of the Act or the Exchange Act, as the case may be, and the published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");
             ---------------

             (iii) In their opinion, the unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in
       Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year for which such a Form 10-K has been filed with the Commission (the "Form 10-K") complied as to form with the applicable
                        ---------
       accounting requirements of the Act or the Exchange Act, as the case may be, and the published rules and regulations thereunder and is fairly stated in relation to, and agrees with the corresponding amounts (after restatement where applicable) in, the audited consolidated financial statements for such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such five fiscal years or included in a Form S-K (a "Form 8-K") incorporated by
                                                   --------
       reference in the Prospectus;

             (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

             (A) The unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form with the applicable accounting requirements of the Exchange Act and published rules and regulations thereunder or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Form 10-K or included in a Form 8-K;

             (B) Any unaudited income statement data and balance sheet items included or incorporated by reference in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Form 10-K or included in a Form 8-K;

             (C) The unaudited financial statements which were not included or incorporated by reference in the Prospectus but from which were derived the unaudited condensed financial information, income statement data and balance sheet items included or incorporated by reference in the Prospectus and referred to in clause (A) or (B)) are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Form 10-K or included in a Form 8-K;

             (D) Any unaudited pro forma financial statements included or incorporated by reference in the Prospectus do not comply as to form with the applicable accounting requirements of Rule 1l-02 of Regulation S-X, that the pro forma financial statements were not compiled on the respective bases described therein, that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements, that the pro forma adjustments with respect to such pro forma financial statements were not appropriate adjustments or that such pro forma financial statements would require any further adjustments to give effect to the transaction or transactions giving rise to the inclusion of such pro forma financial statements;

             (E) As of a specified date not more than five days prior to the date of delivery of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and upon conversion of convertible securities which were outstanding on the date of the latest statement of financial condition included or incorporated by reference in the Prospectus) or any increases in the consolidated long term debt of the Company and its subsidiaries or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any changes in any other items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

             (F) For the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenue, or operating profit or the total or per share amounts of consolidated net income or any changes in any other items specified by the Representatives in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

             (v) With respect to any unaudited pro forma financial information of the Company included or incorporated by reference in the Prospectus, they have compared such unaudited pro forma financial information to corresponding amounts reflected in the audited consolidated financial statements of the Company and found them to be in agreement;

             (vi) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in subparagraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries and which appear in the Prospectus, in
       Part II of, or in exhibits and schedules to, the Registration Statement or in documents incorporated by reference in the Prospectus, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement; and

             B. Pursuant to Section 6(g) of the Underwriting Agreement, the Underwriters shall receive additional letters as to such matters as the Representatives may reasonably request, in form and substance satisfactory to the Representatives, from the independent certified public accountants for any entity other than the Company for which financial statements are included or incorporated by reference in the Registration Statement or Prospectus.

             All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.

                                       A-3